Exhibit 99.2

THOMAS PROPERTIES GROUP, INC. ANNOUNCES

FOURTH QUARTER 2005 RESULTS

Thomas Properties Group, Inc. (Nasdaq: TPGI) reported today the results of operations for the quarter ended December 31, 2005.

The results of operations presented in this release include TPGI’s results of operations for the three months and twelve months ended December 31, 2005, and the results of operations of TPGI’s predecessor entities for the three and twelve months ended December 31, 2004. The consolidated net loss for the three months ended December 31, 2005 was $3,001,000 compared to a combined net loss of $1,411,000 for the three months ended December 31, 2004. The consolidated net income for the year ended December 31, 2005 was $543,000 compared to a combined net loss of $5,587,000 for the year ended December 31, 2004.

Financial schedules follow. Further information is available in the Supplemental Financial Information for the Quarter Ended December 31, 2005, which is available in the Investor Relations section (Financial Information) on TPGI’s website at www.tpgre.com, or by calling Diana Laing, Chief Financial Officer, at the number below.

Teleconference and Webcast

TPGI will hold a quarterly earnings conference call on Thursday February 23, 2006, at 11:00 a.m. Pacific Time. To participate in the call, dial 800-561-2731 (US) or 617-614-3528 (International), and provide confirmation code 49776662. A live webcast (listen only mode) of the conference call will also be available at this time. A hyperlink to the live webcast will be available from the Investor Relations section of our website at www.tpgre.com. A replay of the call will be available through March 16, 2006 by calling 888-286-8010 (US) or 617-801-6888 (International), and providing confirmation code 14008983. A webcast replay of the call will also be available from the Investor Relations section of our website at www.tpgre.com.

The webcast is also being distributed through the Thomson StreetEvents Network to both institutional and individual investors. Individual investors can listen to the call at www.fulldisclosure.com, Thomson/CCBN’s individual investor portal, powered by StreetEvents. Institutional investors can access the call via Thomson’s password-protected event management site, StreetEvents (www.streetevents.com).

About Thomas Properties Group, Inc.

Thomas Properties Group, Inc. is a full-service real estate company that owns, acquires, develops and manages office, retail and multi-family properties throughout the United States. The company has four primary areas of focus: property operations, property acquisitions, property development and redevelopment, and investment management. The company seeks to capitalize on opportunities for above-average risk-adjusted investment returns from real estate ownership, while managing the volatility associated with the real estate industry through joint-venture ownership structures. For more information on Thomas Properties Group, Inc., visit the company’s website at www.tpgre.com.

Forward Looking Statements

Statements made in this press release or during the conference call that are not historical may contain forward-looking statements. Although TPGI believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, these statements are subject to numerous risks and uncertainties. Factors that could cause actual results to differ materially from TPGI’s expectations include actual and perceived trends in various national and economic conditions that affect global and regional markets for commercial real estate services, including interest rates, the availability of credit to finance commercial real estate transactions, and the impact of tax laws affecting real estate. For a discussion of some of the factors that may cause our results to differ from management’s expectations, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Factors That May Influence Future Results of Operations” in our 10-K for the year ended December 31, 2004 and our quarterly reports during 2005, which have been filed with the SEC. TPGI disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

THOMAS PROPERTIES GROUP, INC AND SUBSIDIARIES AND THOMAS PROPERTIES

GROUP, INC. PREDECESSOR

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	The Company	The Company	TPGI Predecessor
	Three months ended December 31, 2005	Period from October 13, 2004 through December 31, 2004	Period from October 1, 2004 through October 12, 2004
	(unaudited)		(unaudited)
Revenues:
Rental	$8,389	7,356	1,085
Tenant reimbursements	4,613	3,882	613
Parking and other	958	815	99
Investment advisory, management, leasing, and development services	1,161	1,427	66
Investment advisory, management, leasing and development services—unconsolidated/uncombined real estate entities	2,623	969	100

Total revenues	17,744	14,449	1,963

Expenses:
Rental property operating and maintenance	3,696	3,263	278
Real estate taxes	1,460	1,373	459
Investment advisory, management, leasing, and development services	1,736	856	397
Rent—unconsolidated/uncombined real estate entities	58	48	—
Interest	4,560	5,611	928
Depreciation and amortization	3,024	2,614	344
General and administrative	3,265	2,095	327

Total expenses	17,799	15,860	2,733

Loss from early extinguishment of debt	(4,497)	—	—
Interest income	184	300	—
Equity in net loss of unconsolidated/uncombined real estate entities	(7,248)	(988)	(68)
Minority interests – unitholders in the Operating Partnership	6,023	1,128	—
Minority interests in consolidated/combined real estate entities	410	—	8

Loss before benefit for income taxes	(5,183)	(971)	(830)
Benefit for income taxes	2,182	390	—

Net loss	$(3,001)	(581)	(830)

Loss per share – basic and diluted	$(0.21)	(0.04)
Weighted average common shares outstanding – basic and diluted	14,310,367	14,290,097

	The Company	The Company	TPGI Predecessor
	Year ended December 31, 2005	Period from October 13, 2004 through December 31, 2004	Period from January 1, 2004 through October 12, 2004
	(unaudited)
Revenues:
Rental	$32,618	7,356	20,611
Tenant reimbursements	18,899	3,882	10,703
Parking and other	4,224	815	2,172
Investment advisory, management, leasing, and development services	4,762	1,427	5,089
Investment advisory, management, leasing and development services—unconsolidated/uncombined real estate entities	8,747	969	4,494

Total revenues	69,250	14,449	43,069

Expenses:
Rental property operating and maintenance	14,605	3,263	8,100
Real estate taxes	5,803	1,373	3,663
Investment advisory, management, leasing, and development services	6,218	856	4,986
Rent—unconsolidated/uncombined real estate entities	233	48	217
Interest	20,784	5,611	18,695
Depreciation and amortization	12,408	2,614	6,206
General and administrative	12,914	2,095	4,487

Total expenses	72,965	15,860	46,354

Gain on sale of real estate	—	—	975
Gain on purchase of other secured loan	25,776	—	—
Loss from early extinguishment of debt	(4,497)	—	—
Interest income	1,268	300	17
Equity in net loss of unconsolidated/uncombined real estate entities	(16,625)	(988)	(1,099)
Minority interests – unitholders in the Operating Partnership	(1,363)	1,128	—
Minority interests in consolidated/combined real estate entities	328	—	(1,614)

Earnings (loss) before (provision) benefit for income taxes	1,172	(971)	(5,006)
(Provision) benefit for income taxes	(629)	390	—

Net earnings (loss)	$543	(581)	(5,006)

Earnings (loss) per share – basic	$0.04	(0.04)
Earnings (loss) per share – diluted	$0.04	(0.04)
Weighted average common shares outstanding – basic	14,301,932	14,290,097
Weighted average common shares outstanding – diluted	14,308,087	14,290,097

THOMAS PROPERTIES GROUP, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	December 31, 2005	December 31, 2004
	(unaudited)
ASSETS
Investments in real estate:
Land and improvements	$30,017	$30,017
Land and improvements – development property	55,389	30,865
Buildings and improvements	253,095	252,009
Tenant improvements	66,921	64,638

	405,422	377,529
Less accumulated depreciation	(104,325)	(95,044)

	301,097	282,485
Investment in real estate – development property held for sale	12,064	—

	313,161	282,485
Investments in unconsolidated real estate entities	40,759	31,624
Cash and cash equivalents	63,915	56,506
Restricted cash	15,511	12,949
Short-term investments	—	14,000
Rents and other receivables, net	2,686	2,731
Receivables—unconsolidated real estate entities	2,452	381
Deferred rents	23,111	28,453
Deferred leasing and loan costs, net	16,173	16,871
Deferred tax asset	39,509	40,138
Other assets	4,313	5,464

Total assets	$521,590	$491,602

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage loans	$273,575	$206,373
Other secured loans	47,704	89,517
Unsecured loan	3,900	—
Accounts payable and other liabilities	13,545	9,177
Dividends and distributions payable	1,905	—
Due to affiliate	—	1,852
Prepaid rent	3,753	841

Total liabilities	344,382	307,760

Minority interests:
Unitholders in the Operating Partnership	73,903	76,458
Minority interests in consolidated real estate entities	26	1,451

Total minority interests	73,929	77,909

Stockholders’ equity:
Preferred stock, $.01 par value, 25,000,000 shares authorized, none issued or outstanding as of December 31, 2005 and 2004	—	—
Common stock, $.01 par value, 75,000,000 shares authorized, 14,347,465 and 14,342,841 shares issued and outstanding as of December 31, 2005 and 2004, respectively	143	143
Limited voting stock, $.01 par value, 20,000,000 shares authorized, 16,666,666 shares issued and outstanding as of December 31, 2005 and 2004	167	167
Additional paid-in capital	106,713	106,673
Retained deficit and dividends	(3,480)	(581)
Unearned compensation, net	(264)	(469)

Total stockholders’ equity	103,279	105,933

Total liabilities and stockholders’ equity	$521,590	$491,602

Contact:	Thomas Properties Group, Inc.
Website: www.tpgre.com
Diana Laing, Chief Financial Officer
213-613-1900